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Exhibit 10.1(i)
AMENDMENT TO COLLABORATION AGREEMENT
     This AMENDMENT TO COLLABORATION AGREEMENT (the “Amendment”) by and between ONYX PRARMACEUTICAIS, INC., a California corporation having its principal place of business in Richmond, California (“Onyx”) and BAYER CORPORATION, an Indiana corporation having its principal place of business in Pittsburgh, Pennsylvania (“Bayer”), shall be effective as of the date of last execution below. Each of Bayer and Onyx are sometimes referred to herein as the “Party” or, collectively, as the “Parties”.
RECITALS
     WHEREAS, Onyx and Bayer (under the name Miles Inc., the prior name of Bayer) entered into a Collaboration Agreement, dated April 22, 1994 (the “Collaboration Agreement”); and
     WHEREAS, Onyx and Bayer desire to amend and modify the terms of the Collaboration Agreement as set forth in this Amendment;
     NOW, THEREFORE, in consideration of the covenants and promises contained in this Amendment, the Parties agree as follows:
1. Capitalized terms used in this Amendment but not defined herein shall have the same meanings as defined in the Agreement, except as modified under the terms of this Amendment. The term “Miles” in the Agreement is understood to mean Bayer.
2. The Agreement is amended by adding the following additional defined terms to Article 1 “Defined Terms” in the Agreement:
     1.51 “Additional Cancer Targets” means specific molecular entities that the JRDC decides to add, contingent upon written approval by Onyx and Bayer, under the provisions of Section 5.6, to the collaboration between the Parties as targets for the discovery, research and development of compositions of matter useful for cancer treatment, as listed on Exhibit E attached hereto.
1.52	“Collaboration Cancer Program” means a program of research and development comprising a set of targets, or a research area to discover targets, for the discovery, research and development of compositions of matter useful for cancer treatment that the JRDC decides to add, contingent upon written approval by Onyx and Bayer, under the provisions of Section 5.6, to the collaboration between the Parties, as listed on Exhibit E attached hereto.
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     1.53 “Onyx Collaboration Manager” shall be a person designated by Onyx. The initial designee for this position is Dr. T. Evans. If his employment at Onyx is terminated for any reason, or if he is incapacitated or unwilling to serve, or if for any reason Onyx wishes to replace him, he may be replaced by a person mutually acceptable to Onyx and Bayer.
     1.54 “Bayer Collaboration Coordinator” shall be a person designated by Bayer. The initial designee for this position is Dr. M. Katz. If his employment at Bayer is terminated for any reason, or if he is incapacitated or unwilling to serve, or if for any reason Bayer wishes to replace him, he may be replaced by a person mutually acceptable to Onyx and Bayer.
3. Section 1.9 of the Agreement is amended to read in its entirety as follows:
     1.9 “Collaboration Compound” means, except as provided below, any composition of matter:
(i)	that is discovered, identified or synthesized by or on behalf of Onyx or Miles or an Affiliate of either of them, and is recognized as provided below for its activity either (x) for inhibiting Ras Function, or (y) for modulating the activity of an Additional Cancer Target or a target selected by the JRDC from a Collaboration Cancer Program, prior to [ * ]; or

(ii)	as to which Onyx or Miles or an Affiliate of either of them acquires rights from a Third Party, on an absolute or contingent basis (such as rights under an option), and which is recognized as provided below for its activity either (x) for inhibiting Ras Function, or (y) for modulating the activity of an Additional Cancer Target or a target selected by the JRDC from a Collaboration Cancer Program, prior to [ * ].
     As used herein, the activity of a composition of matter for inhibiting Ras Function or for modulating the activity of an Additional Cancer Target or a selected target in a Collaboration Cancer Program, as applicable, will be “recognized” if it satisfies the standards for specific activity set forth in Exhibit D, or such other specific activity in the particular assay or assays within the Field of Collaborative Research established by the JRDC from time to time pursuant to Section 6.3 for the particular targets.
     Notwithstanding the foregoing the term “Collaboration Compound” shall not include:
(a)	any composition of matter marketed by Miles or an Affiliate of Miles as of the Effective Date or as to which Miles or an Affiliate of Miles [ * ] (as determined by the appropriate committee of Miles or an Affiliate of Miles), as of the Effective Date;
(b)	any composition of matter owned by Miles or Onyx or an Affiliate of either of them that would become subject to this Agreement by reason of an expansion of the Field of Collaborative Research after the Effective Date but as to which [ * ]
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prior to such expansion; or

(c)	any composition of matter that is a Back-Up Compound after [ * ] following the end of the Research Term.
4. Section 1.23 of the Agreement is amended to add, after the phrase “or Ras Function”, the following phrase:
“or Additional Cancer Targets, or targets in the Collaboration Programs, but”
5. Section 1.24 of the Agreement is amended to read in its entirety as follows:
     1.24 “Field of Collaborative Research” means the specific programs, targets, and assays that are selected by the JRDC contingent upon written approval by Onyx and Bayer for discovering either (a) inhibitors of Ras Pathway and Ras Function, or (b) modulators of the activity of targets in the Additional Cancer Targets or in the Collaborative Cancer Programs. As of the Effective Date, the Field of Collaborative Research shall be as described on the attached Exhibit B, which shall be amended by the Parties as the specific programs, targets, and assays within the Field of Collaborative Research are modified and updated by the JRDC pursuant to Section 5.6 or 6.1. The Field of Collaborative Research shall not include any molecular entities, programs, targets, or assays that are not involved in the Ras Pathway or Ras Function, or in the Additional Cancer Targets, or targets in the Collaboration Cancer Programs.
6. Section 1.39 of the Agreement is amended to add, in place of the phrase “as defined in Section 1.11,” which is deleted, the following phrase:
“or for modulating the activity of an Additional Cancer Target or a selected target in a Collaboration Cancer Program, as defined in Section 1.9,”
7. Section 1.45 is amended to read as follows:
     1.45 “Research Term” means the period commencing on February 1, 1994 and continuing until January 31, 1999, unless extended under Section 5.5 or earlier terminated pursuant to Section 24.2, 24.3 or 24.4.
8. The Paragraph entitled “Overview of Collaboration” in Chapter 2 of the Agreement is amended to read in its entirety as follows:
OVERVIEW OF COLLABORATION
     Proteins and other effectors in the Ras Pathway, and other biochemical pathways, are directly involved in control of cell growth. Changes or mutations to components in the such pathways have been shown to cause abnormal cell growth, including certain cancers. Onyx has technology, materials, and expertise relating to the modulation of Ras Function and other biochemical pathways and to assays that can identity compounds having activities useful in
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inhibiting Ras Function or in modulating the activities of other targets potentially useful in treating cancer. Bayer has an extensive library of chemical substances and natural materials, and expertise in the research, development, and commercialization of pharmaceutical compounds. The Parties desire to establish a broad collaboration in the Field to perform research towards identifying and investigating substances that inhibit Ras Function or modulate the activity of other targets selected by the Parties and to develop and commercialize substances identified in such process as pharmaceutical products for the treatment of cancer and other human conditions and diseases. The Parties intend that this Agreement shall establish such collaboration and determine the rights and obligation of each Party in conducting all of the research, development, and marketing of products, and all other related activities, under the collaboration. Attached as Exhibit A is a flowchart depicting in schematic form, the various activities of the collaboration and the decision points in the progress of identifying, researching, and developing Collaboration Products.
9. The first sentence of Section 4.2(a) is amended to read as follows:
          (a) Onyx hereby grants Miles and its Affiliates a worldwide, fully-paid-up license, with the right to grant sublicenses, under the Onyx Patents and Onyx Know-How to develop, make, have made, use, have used, import and have imported, offer for sale, sell and have sold Collaboration Products, subject to the terms and conditions of this Agreement.
10. The first sentence of Section 4.2(b) is amended to read as follows:
          (b) Miles and its Affiliates hereby grant Onyx a fully paid-up license in the United States, without the right to grant sublicenses, under the Miles Patents and Miles Know-How to develop, use, offer for sale, and sell Collaboration Products, subject to the terms and conditions of this Agreement.
     11. Section 4.4 is amended to read in its entirety as follows:
          (a) Onyx hereby grants Miles and its Affiliates an exclusive, royalty-bearing license, with the right to grant sublicenses, under the Onyx Patents and the Onyx Know-How solely to develop, make, have made, use, have used, import and have imported, offer for sale, sell and have sold Royalty-Bearing Products of Miles in such countries where such products are deemed hereunder to be Royalty-Bearing Products, subject to the terms and conditions of this Agreement.
          (b) Miles hereby grants Onyx and its Affiliates an exclusive, royalty-bearing license, with the right to grant sublicenses, under the Miles Patents and Miles Know-How solely to make, have made, use, have used, import, have imported, offer for sale, sell, and have sold Royalty-Bearing Products of Onyx in such countries where such products are deemed hereunder to be Royalty Bearing Products, subject to the terms and conditions of this Agreement.
12. Section 4.5 of the Agreement is amended to add at the end of the Section the following phrase:
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“or to the Additional Cancer Targets or the Collaboration Cancer Programs.”
13. Section 4.6 is deleted and a new Section 4.6 is added as follows:
     4.6 Bayer License Outside the Field. Notwithstanding any other provision of this Agreement, Onyx hereby grants Bayer and its Affiliates a worldwide, paid-up, royalty-free non-exclusive license outside the Field (except within fields of use for which Onyx has already granted exclusive rights to Warner-Lambert, Eli Lilly and Chiron as of April 4, 1996), without the right to grant sublicenses, under the Onyx Compound Patents and the Onyx Know-How, solely to make and have made, use and have used, import and have imported, offer for sale, sell and have sold compounds (other than Collaboration Compounds, which are covered under the licenses granted in Sections 4.1(a) and 4.2(a)). As used herein, “Onyx Compound Patents” means each and every Onyx Patent that claims a [ * ] or a [ * ] (without limitation as to claims within such patents).
14. Section 5.3 of the Agreement is amended to add at the end of the Section the following language:
The Onyx Collaboration Manager and the Bayer Collaboration Coordinator shall work cooperatively with each other and with all other project personnel to further enhance the drug discovery/development processes under this Agreement. The Bayer Collaboration Coordinator’s efforts will be restricted to the scope of the Bayer/Onyx collaboration. He will primarily act as a liaison and point person from Bayer regarding all aspects of the collaboration. He will work synergistically with the Onyx Collaboration Manager to facilitate and ensure that the products of the collaboration meet the specification as set forth by the JRDC. Specifically, he will contribute to the research effort and facilitate the transfer of information, technology and reagents between Onyx and Bayer as necessary under the Agreement to sustain the collaboration. Bayer’s Collaboration Coordinator and Onyx’s Collaboration Manager will jointly be responsible for tracking the progress of the discovery initiatives against goals and timelines and for authoring joint quarterly reports.
15. Sections 5.6, 5.7, 5.8, and 5.9 of the Agreement are hereby deleted. A new Section 5.6 is added to the Agreement reading as follows:
     5.6 Addition of New Targets or Programs. During the Research Term, Onyx will disclose to Bayer new potential cancer research targets or research programs that may have utility for the discovery of compositions of matter for the treatment of cancer by modulating the activity of chemical or biochemical entities in the pathways of such targets, but provided that such targets or programs are excluded to the extent they are subject to non-disclosure agreements or partnering or collaboration agreements then in effect between Onyx or Bayer and third parties. As part of such disclosure, Onyx will provide Bayer an estimate of an appropriate research budget for conducting research on such targets or programs within the context of this collaboration during the Research Term. So long as Onyx has not entered a collaboration or partnership with a third party covering the particular targets or program, the JRDC may elect during the Research Term to add, contingent upon written approval by Onyx and Bayer, any of
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such disclosed targets or programs to the research and development collaboration under this Agreement, thereby increasing the scope of the Field and the Field of Collaborative Research but provided that for programs disclosed by Onyx the entire research program is added to the collaboration. Onyx recognizes the budget for Research on such added targets or programs must come [ * ]. For such cancer targets or programs added to the collaboration (the “Additional Cancer Targets” and “Collaboration Cancer Programs”, respectively), the JRDC shall amend Exhibit B hereto, regarding the scope of the Field of Collaborative Research, and Exhibit C hereto, regarding the Research Plan, to accommodate such added Additional Cancer Target or Collaboration Cancer Program, as applicable, and shall list such Additional Cancer Targets and/or Collaboration Cancer Program in Exhibit E. The Parties also shall meet in good faith to agree on any other suitable amendments to this Agreement in order adequately to reflect the intention of the parties with respect to such added targets or programs, including by way of example revising the Exhibits and the definitions of Research, Field, Field of Collaborative Research, Collaboration Compound, and/or Post Collaboration Compound as necessary. The parties acknowledge and agree that additional targets or programs proposed by Onyx shall be added to the collaboration under this Section only if such targets or programs are of a similar quality as the targets selected by the JRDC with respect to Ras Function and the Ras Pathway.
16. Add new Section 5.7 as follows:
     5.7 Bayer Targets/Projects. Onyx acknowledges and agrees that Bayer is under no obligation to bring new targets or programs to the collaboration. However, the Parties acknowledge that Bayer may desire to have Onyx conduct research on certain programs and targets identified and brought to the Parties’ consideration by Bayer under the provisions of Section 5.6 of the Agreement (“Bayer Programs/Targets”). Notwithstanding any other provisions of this Agreement, for all such Bayer Programs/Targets that are added to the collaboration by the Parties pursuant to Section 5.6, the following provisions shall apply:
     (a) Bayer shall have the exclusive right to develop and commercialize any products resulting from Bayer Programs/Targets inside or outside the Field under the Research Program or thereafter, and no codevelopment or copromotion provisions of this Agreement (including Section 11.8) shall apply;
     (b) the licenses granted under Sections 4.1(a), 4.2(a), and 4.6 shall apply to products resulting from such Bayer Programs/Targets;
     (c) at the time of addition of any Bayer Program/Target to the collaboration, the JRDC shall set a guaranteed minimum level of staffing and effort to be expended on such Bayer Program/Target under the Research Program, and the Parties shall negotiate in good faith a reasonable royalty rate for any product in the Field resulting from Bayer Program/Targets to be determined based on the relative contributions of the Parties, such royally rate not to exceed [ * ] of Net Sales of such resulting product.
17. Section 6.1 of the Agreement is amended to read in its entirety as follows:
     6.1 Refinement of Field of Collaborative Research. In executing this Agreement, the
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Parties recognize that scientific understanding of Ras Function, and of the functions, mechanisms and activities of the Additional Cancer Targets and targets within the Collaboration Cancer Programs, is still developing and will continue to develop during the term of the Research. Further, the Parties recognize that a principal objective of the Research, particularly in its early stages, is to develop further assays to identity compositions of matter which may be useful for inhibiting Ras Function or for modulating appropriately the activity of the Additional Cancer Targets and/or targets within the Collaboration Cancer Programs, and to determine, with specific reference to programs, targets, and assays then in existence or under development, which programs, targets, and assays shall comprise the best areas for Research for discovering inln1’itors of Ras Function or for modulating appropriately the activity of the Additional Cancer Targets and/or targets within the Collaboration Cancer Programs, as applicable. Such programs, targets, or assays shall then be selected and included in the Field of Collaborative Research, and any programs, targets, or assays determined no longer to be useful in identifying compounds with such desired activities shall be removed from the Field of Collaborative Research by the JRDC and may thereafter be pursued independently by either Party in the Field to the extent permitted under the licenses granted in Section 4.5 but subject to any blocking patent rights of the other Party. Any changes to such Field of Collaborative Research by the JRDC shall be effected by modification of the attached Exhibit B. In the event the JRDC expands the Field of Collaborative Research to include other programs, targets, or assays, such expansion shall not affect any rights or obligations of either Party with respect to Third Parties pursuant to agreements entered into prior to such expansion.
18. The first sentence of Section 6.2 of the Agreement is amended to read as follows:
     6.2 Restriction in the Field of Collaborative Research. If; under Section 6.1, the JRDC removes certain programs, targets, or assays from the definition of Field of Collaborative Research, then the licenses under the Patents relating to such programs, targets, or assays granted under Article 4 shall then terminate with respect to such programs, targets or assay.
19. Section 6.3 of the Agreement is amended to read in its entirety as follows:
     6.3 Specification of Assay Standards. The JRDC shall specify the assays and the level of measured activity under such assays in the Field of Collaborative Research that shall be required by the Parties to establish that a specific composition of matter exhibits a sufficient level of activity in inhibiting Ras Function or in modulating the activity of the Additional Cancer Targets and/or targets within the Collaboration Cancer Programs, as applicable, to quality as a Collaboration Compound under Section 1.9. The initial standards of measured activity for identifying a Collaboration Compound are set forth on Exhibit D. It is anticipated that the specific assays and required level of activity established hereunder by the JRDC for qualifying compositions of matter as Collaboration Compounds under Section 1.9 may change by JRDC decision during the Research, as the Parties add Additional Cancer Targets and/or Collaboration Cancer Programs to the collaboration, and improve and refine their understanding of such research targets. Such changes shall be reflected by amendment of Exhibit D and shall take effect on the date the amended Exhibit D is signed by both Parties. The Parties understand that if a composition of matter shows activity in assays within the Field of Collaborative Research, such activity may support the Parties conducting further Research on such composition of matter
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within the Field of Collaborative Research, but such composition of matter shall not quality as a Collaboration Compound unless it meets the requirements established by the JRDC under this Section 6.3.
20. The last sentence of Section 7.3 is amended to read as follows:
Research performed by Onyx following the Research Term shall not be subject to any buy-back rights of Miles except as provided in this Section 7.3 or Section 7.4 or 9.6(b).
21. The fourth sentence in Section 7.4 is amended to read as follows:
In such a case such compound shall be a Collaboration Compound.
22. Section 7.5 is deleted.
23. Section 8.1(b) is amended to add after the first sentence and before the last sentence the following:
Compounds synthesized in an analoging program performed at Onyx under joint direction of Bayer and Onyx shall be jointly owned without the right to grant licenses except as set forth under this Agreement.
24. Delete current Section 8.1(c) and add new Section 8.1(c) as follows:
     (c) Bayer and Onyx shall have co-exclusive rights to any compounds jointly owned under (b) above, and except as expressly set forth in this Agreement, either Party may commercialize such joint compounds outside the Field without any obligation to the other Party.
25. Section 9.6(d) of the Agreement is amended to read in its entirety as follows:
     (d) The Party who is the owner of any pending or issued claim of an unexpired Patent pursuant to Section 1.39(a) claiming the chemical genus of compounds at least one of which was identified as a Collaboration Compound and whose Patent covers a Post-Collaboration Compound shall have the exclusive right to develop and market such Post-Collaboration Compound worldwide in the Field, subject to a royalty pursuant to Section 16.6. The testing for inhibiting Ras Function activity or for modulating the activity of the Additional Cancer Targets and/or targets within the Collaboration Cancer Programs, as applicable, by Post-collaboration Compounds shall be done by Onyx.
26. Section 16.2(a)(i) is amended to read in its entirety as follows:
     (i) if the commencement of independent development occurred after the end of the Research Term and prior to the commencement of the Clinical Development Period, the royalty shall be at a rate of [ * ] for a patent owned solely by either Party, and between [ * ] for a joint patent, to be negotiated in good faith, or
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27. The first part of Section 16.2(a)(ii) is amended to read as follows:
     (ii) if the commencement of independent development occurred after the commencement of the Clinical Development Period at the rate determined by the following equation for a patent owned solely by either Party, and at one-half the rate determined by the following equation for a joint patent: [ * ].
28. The first part of the second sentence of Section 16.2(c) is amended as follows:
Such royalty shall be at a rate between [ * ] for a patent owned solely by either Party, and between [ * ] for a joint patent, to be negotiated in good faith by the Parties based on the following factors: [ * ].
29. Section 16.4 is deleted.
30. Section 16.6 is amended to read in its entirety as follows:
     16.6 Royalty for Post Collaboration Compound Sales in the Field. In the event a Party sells as a product in the Field a Post-Collaboration Compound it owns, such Party shall pay the other Party a royalty of [ * ] of the Net Sales of such Product. In the event a Party sells as a product in the Field a Post-Collaboration Compound jointly owned, such Party shall pay the other Party a royalty of [ * ] of Net Sales of such product. Such royalty obligation shall terminate, on a country-by-country basis, upon the last to expire patent covering such product through its chemical genus claim.
31. Section 20.1(b) is amended to read in its entirety as follows:
          (b) Notwithstanding the foregoing, in the event that (i) a Party [ * ] or (ii) a Party [ * ] and [ * ] then the Party [ * ], shall be assigned all right, title and interest in and to all know-how and patentable inventions associated with such [ * ], subject to the terms of this Agreement. Compounds which are jointly synthesized shall be jointly owned.
32. As of the date of this Amendment, no Additional Cancer Targets or Collaboration Cancer Programs have yet been designated. However, it is the intention of the Parties to designate additional targets or programs in the near future. The parties agree that the Onyx [ * ] is excluded from the provisions of Section 5.6 of the Agreement and shall not be added to the scope of the collaboration between the parties.
33. The Agreement, as modified by this Amendment, constitutes the entire agreement of the Parties on the subject matter hereof The terms of the Agreement remain in full force and effect as modified hereunder.
IN WITNESS WHEREOF, the Parties hereto have executed this Amendment by their duly authorized officers.
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BAYER CORPORATION		ONYX PRARMACEUTICALS, INC.

By:	/s/ Gerd D. Mueller	By:	/s/ Hollings C. Renton

Name:	Gerd D. Mueller	Name:	Hollings Renton

Title:	Executive Vice President	Title:	President & CEO

Date:	April 22, 1996	Date:	April 24, 1996
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EXHIBIT A
Diagram of Collaboration
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PHARM ACEUTICALS BG International Cooperation and Licensing	Cooperation with Onyx in Oncology Structure of Cooperation	Exhibit A (1)
[ * ]
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PHARMACEUTICALS BG International Cooperation and Licensing	Cooperation with Onyx in Oncology Ownership of compounds during and after the RESEARCH TERM	Exhibit A (2)
[ * ]
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PHARMACEUTICALS BG International Cooperation and Licensing	Cooperation with Onyx in Oncology Ownership of compounds during and after the RESEARCH TERM	Exhibit A (3)
[ * ]
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EXHIBIT B
The Field of Collaborative Research
Programs:
[ * ]
Targets:
[ * ]
Assays:
[ * ]

EXHIBIT C
Research Plan

[ * ] Year Research Plan

Onyx	Miles
[ * ]

Screening [ * ]
[ * ]

Profiles: [ * ]
Compounds
[ * ]

EXHIBIT D
Measured Activity Qualifying as “Positive Inhibition in the Field”
[ * ]

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